EXHIBIT  1  -Joint  Filing  Agreement

     The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date:  November  24,  2004

                                     EnCap Investments L.L.C.
                                          By:  EnCap  Investments  L.P.,
                                               its  manager
                                          By:  EnCap  Investments  GP,  L.L.C.,
                                               its  general  partner

                                     By:  /s/  Robert  L.  Zorich
                                          -----------------------
                                          Robert  L.  Zorich
                                          Senior  Managing  Director

                                     EnCap Investments L.P.
                                          By:   EnCap  Investments  GP,  L.L.C.,
                                                its  general  partner

                                          By:   /s/  Robert  L.  Zorich
                                                -----------------------
                                                Robert  L.  Zorich
                                          Title:Senior  Managing  Director


                                     EnCap  Investments  GP,  L.L.C.

                                          By:   /s/  Robert  L.  Zorich
                                                -----------------------
                                                Robert  L.  Zorich
                                          Title:Senior  Managing  Director


                                     RNBD  GP  LLC

                                          By:   /s/  Robert  L.  Zorich
                                                -----------------------
                                                Robert  L.  Zorich
                                          Title:Senior  Managing  Director


                                     David  B.  Miller

                                          By:  /s/  David  B.  Miller
                                               ----------------------
                                               David  B.  Miller


                                       17
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                                     D.  Martin  Phillips

                                          By:  /s/  D.  Martin  Phillips
                                               -------------------------
                                               D.  Martin  Phillips


                                     Gary  R.  Petersen

                                          By:  /s/  Gary  R.  Petersen
                                               -----------------------
                                               Gary  R.  Petersen


                                     Robert  L.  Zorich

                                          By:  /s/  Robert  L.  Zorich
                                               -----------------------
                                               Robert  L.  Zorich


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